UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

REPUBLIC SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
REPUBLIC SERVICES, INC. 2026 Annual Meeting Vote by May 6, 2026 11:59 PM ET. For shares held in a Plan, vote by May 4, 2026 11:59 PM ET.

REPUBLIC SERVICES, INC. ATTN: INVESTOR RELATIONS 5353 EAST CITY NORTH DRIVE PHOENIX, AZ 85054

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You invested in REPUBLIC SERVICES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 7, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Manny Kadre	For

1b.	Ian Craig	For
1c.	Michael A. Duffy	For

1d.	Thomas W. Handley	For

1e.	Jennifer M. Kirk	For

1f.	Michael Larson	For

1g.	Norman Thomas Linebarger	For

1h.	Meg Reynolds	For

1i.	James P. Snee	For

1j.	Brian S. Tyler	For

1k.	Jon Vander Ark	For

1l.	Sandra M. Volpe	For

1m.	Katharine B. Weymouth	For

2.	Advisory vote to approve our named executive officer compensation.	For

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.	For

NOTE: In the discretion of the Proxies named herein, the Proxies are authorized to vote upon such other matters as may properly come before the meeting (or any adjournment or postponement thereof).

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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